Exhibit 99.1
Investor Presentation September 2025

Disclaimer This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; and our expected margin growth; our pipeline of opportunity, and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation. 2

Orion At-A-Glance FY 2025 GUIDANCE KEY FACTS AND FIGURES 1994 Year of Founding ~2,000 Employees 8 Offices / Locations Market-Leading Marine & Concrete Businesses 65% 35% Orion Group Holdings is a leading specialty construction and engineering company focused on large-scale infrastructure projects across two core segments: Marine and Concrete Marine Concrete 2024 Backlog Mix 2024 Revenue and Adj. EBITDA Mix ($ in millions) $796M 2024 Revenue 5.3% 2024 Adj. EBITDA Margin $729M Dec 31, 2024 Backlog Financial Profile $42M 2024 Adj. EBITDA $25M to $35M CAPEX ~$570M 2025 Awards through Sept 30, 2025 80% 20% Concrete Marine 3 • #2 in Marine and Ports • Top 25 in Retail • Top 50 in Transportation • NASA Causeway recognized as 2025 ENR Best Project in the Southeast Recent Honors BUSINESS DESCRIPTION 2025 ENR RECOGNITIONS $42M to $46M ADJ. EBITDA $800M to $850M REVENUE

Large Market Opportunity with Strong, Diverse Tailwinds…

OBBBA & Trump Administration Directives

Prioritizing restoration of maritime dominance with investment in shipyards, vessel upgrades, drydocks

Port Expansion and Maintenance

Larger ships via expanded Panama Canal require upgraded shipping channels and expanded infrastructure

U.S. Navy Pacific Expansion

U.S. Navy investments in infrastructure across Pacific to support DOD strategy

Coastal Rehabilitation

Increased disaster recovery from regional weather events, environmental remediation and sea level rise

ORION

U.S. Manufacturing Re-Shoring

Tariff and tax incentives driving reshoring initiatives across the U.S. and demand for new structures

Data Center Demand

AI driving need for more data centers and power generation across US

$1.2T Infrastructure Act

Multi-year catalyst for public sector projects: transportation funding, ports, waterways, water infrastructure and bridges

Energy and Petrochem Security

Investment in domestic energy, LNG, chemical and petrochemical facilities

ORION
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Marine Segment At-A-Glance

($ in millions)

Segment Overview

- Construction solutions spanning port expansion & maintenance, bridge, causeway and marine infrastructure construction services to customers across diversified end markets in the Continental U.S., Pacific Islands, Western Canada and Caribbean
  - Top-tier recognized marine construction contractor
  - Maintenance dredging provides a strong source of recurring revenue due to natural sedimentation in shipping channels and ports
  - Much of Orion's equipment is qualified vessels under the Jones Act and Foreign Dredging Act
- Customer base spans both private and public sector clients

Sub-Segment Overview


Construction

General construction, restoration, maintenance & repair of ports and docks, marine pipelines, marine transportation facilities, bridges and environmental structures


Dredging

Removal of soil, sand and rock from waterways to enhance / preserve navigability


Specialty

Design, salvage, demolition, towing and diving as well as underwater inspection, excavation, repair and engineering

Key Facts and Figures

$521M 2024 Revenue	**$27M** 2024 Adj. EBITDA[1]
5.2% 2024 Adj. EBITDA Margin	**$555M** 6/30/2025 Backlog

2024 Revenue Mix by Type


Specialty
3%
Dredging
11%
86%
Construction

2024 Revenue Mix by Customer


Private
23%
77%
Public

Marine benefits from higher-margin projects with high barriers to entry and consistent maintenance demand

1. Adj. EBITDA includes allocated corporate costs

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• Turnkey concrete construction services including place and finish, site work, layout, forming and rebar for clients across manufacturing, data center, institutional, industrial, commercial construction and multi-family construction end markets ♦ Core bidding strategy prioritizes value over volume – focusing on a combination of project quality, schedule and safety for stronger margins ♦ Hubs in Texas, Florida and Arizona • Customer base is concentrated in the private sector across a targeted set of end markets Concrete Segment At-A-Glance Improving project margins are laying the groundwork for future success ($ in millions) SEGMENT OVERVIEW SUB-SEGMENT OVERVIEW KEY FACTS AND FIGURES $275M 2024 Revenue 5.4% 2024 Adj. EBITDA Margin $15M 2024 Adj. EBITDA1 $191M 6/30/2025 Backlog2 78% 22% Light Commercial Structural 2024 Revenue Mix by Type 2024 Revenue Mix by Customer 10% 90% Private Public 1. Adj. EBITDA has been allocated corporate costs Data centers, office buildings & complexes, airport facilities, medical facilities, retail sites, education facilities and religious buildings High-rise buildings & complexes, stadiums and tower parking garages Commercial Structural Wastewater treatment, tank foundations & site work, tilt wall warehouses & terminals and manufacturing sites Industrial 6

Orion Key Highlights 1 2 3 4 5 Mission Critical Specialty Construction Provider with Sustainable Competitive Advantages Highly Diversified Customer Base and Multiple Funding Sources Strategic Plan Underway to Drive Long-Term Growth Experienced Management Team Focused on Strategy, Execution and Growth Multiple, Growing Market Opportunities with Strong Tailwinds and Diverse Demand Drivers 7

Misson-Critical Specialty Construction Provider with Sustainable Advantages

Critical Service Provider

- **Mission-critical specialty construction services provider** operating in the U.S., Pacific, and Caribbean
- Broad range of marine construction services, including **transportation, facility construction, dredging, and diving**
- **Leading Jones Act dredger** focused on the Gulf Coast
- **Concrete construction subcontractor** for commercial, structural, and industrial services

High Barriers to Entry

- **Jones Act** prohibits foreign competition in the U.S. marine market
- **Marine specialty equipment is unique** and requires significant upfront investment to enter market
- Orion owns **1,000+** pieces of specialty equipment with an estimated replacement value of ~$200M
- High stakes involved in **complex concrete projects**
- **Embedded customer relationships**

Positioned for Growth from Multiple Tailwinds

- Well-positioned to take advantage of **$17B Infrastructure Act funding** for ports, waterways and broader infrastructure developments
- **Robust backlog of $746M** with private sector leaders as well as state & local government customers
- U.S. Navy and U.S. Army Corps of Engineers **infrastructure expansion**
- AI-driven **data center construction**
- **Economic growth** in core Gulf regions
- Private investment **growth in energy,** power and chemical infrastructure

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Highly Diversified Customer Base ENERGY DATA CENTERS GOVERNMENT OTHER Long-tenured relationships with blue-chip customers across federal, state & local government and private enterprise 9

Capital investment in fleet improvement and information systems Improve project management and execution to drive margin expansion Enter new geographies (including Western U.S. and Pacific Islands) that have high demand, limited competition and strong growth profiles Leverage Concrete & Marine integration / best practices to drive synergies Recruit, develop and retain talent through training and professional development Experienced Management Leading Strategic Plan to Drive Long-Term Growth FLEET & SYSTEMS UPGRADE PROJECT EXECUTION GEOGRAPHIC EXPANSION SEGMENT INTEGRATION TALENT DEVELOPMENT Focus on high-quality projects at healthier margins PURSUIT AND BID DISCIPLINE Orion leadership’s strategic priorities are aligned with stakeholder creation Execution on Actionable, Multi-Phase Strategic Plan is Underway 10

Successful Execution of Strategic Transformation - Phase I • Implemented minimum bid margins • Pursued work with strong value proposition • Bolstered management oversight with experienced leaders • Prioritized pursuit of high-impact, complex opportunities • Recruited high-caliber leadership and talent to deepen client relationships • Improved backlog quality • Secured a long-term credit facility • Monetized $26M of non-core assets • Consolidated Houston footprint • Investmented in fleet upgrades and IT infrastructure Improved Profitability of the Concrete Business Strengthened Business Development Fortified Financial Flexibility to Optimize Growth Potential Orion has successfully delivered on Phase I of its Strategic Plan    11

Strong Track Record of Execution – Clear Direction for Phase II Orion has significantly expanded its pipeline of opportunities over the past two years… $3B $18B Current Expand geographically and into adjacent market offerings leveraging strength of client relationships Emphasize specialized Marine construction Explore strategic, value accretive M&A Integrate all businesses onto one platform Four core pillars of growth potential have been identified in Phase II of Orion’s Strategic Plan: …and is poised to deliver across segments: New potential in concrete in both private and public sector, enabling infrastructure for AI-driven data centers Significant opportunities in marine construction PHASE II OF STRATEGIC PLAN RECORD PIPELINE TO SUPPORT FUTURE GROWTH 12

$18B Opportunity Pipeline by Award Date, Size, Segment and Sector $4B $5B $9B 2025 2026 Q426 and Beyond Total Pipeline by Award Date $5B $6B $7B $0-$50M $50M-$200M $200M+ Total Pipeline by Size 75% 25% Total Pipeline by Sector Public Private Total Pipeline by Segment Marine Concrete 12.5% 87.5% 13

Experienced Management Team Focused on Growth and Financial Performance Travis Boone, PE Chief Executive Officer • Transformational leader with significant leadership and management experience across the civil, utility / pipeline and commercial building engineering and construction industries • Prior to joining Orion, served as Regional Chief Executive of AECOM (NYSE:ACM) Travis Boone, PE Chief Executive Officer 30 Years of Experience • Multi-disciplinary finance leader across accounting, tax, FP&A, treasury, financial systems, investor relations, and government compliance. • Further experience in mergers, acquisitions and financial transactions • Former CAO of KBR, Inc. (NYSE:KBR) and previously held leadership positions within KBR finance organization Alison Vasquez Chief Financial Officer 25 Years of Experience • Experience spans global legal, compliance, risk management and oversight across multiple industries • Further experience in corporate and securities law, M&A, corporate governance, legal operations, compliance and contract management • Previous roles have included GC of Newpark Resources and Bristow Group and executive leadership at Transocean Chip Earle General Counsel 25 Years of Experience • Senior Vice President of Strategy & Growth since July 2023 • Experience spans project development, business development leadership, organizational efficiency and innovative & alternative delivery • Prior to joining Orion, held leadership positions at AECOM, most notably as VP of Business Development for ten years Alan Eckman Senior Vice President, Strategy & Growth 25 Years of Experience • SVP of Operations since 2019 • Prior experience in implementing cost savings strategies and project forecasting / controls improvements • Has held multiple construction, project management positions with companies including Kiewit and Zachry Construction Ardell Allred Executive Vice President, Concrete 30 Years of Experience • Most recently SVP at Texas Sterling Construction • Executive-level experience in restructuring, negotiation and resolution as well as division level management with profit and loss responsibilities • Previously held construction and project management positions at companies including Kiewit, Zachry Construction Scott Cromack Executive Vice President, Marine 30 Years of Experience 14

Case Study: Aging U.S. Navy Infrastructure Orion anticipates U.S. Navy funding for shipyard renovations and Pacific Deterrence to accelerate and continue for several years • Aging US Navy port infrastructure – average dry dock is now 107 years old1 • The U.S. Navy has 9 dry docks in HI & WA; replacement of dry dock 3 in Pearl Harbor is underway at estimated cost of $3.6B • U.S. Navy Pacific Deterrence Initiative (PDI) is actively procuring $80B+ in Multiple Award Construction Contracts to include major waterfront facilities on multiple Pacific Islands 1. Department of the Navy U.S. NAVY INFRASTRUCTURE IN NEED OF REPAIR Airfield Improvements Seaport Improvements Fuel Storage Warehousing 15

$51 ~$113 2022 2023 2024 2025 2026 2027 2028 2029 2030 Case Study: Significant Data Center Growth Expected to Continue Through 2032 Driven by AI and Cloud Computing KEY METRICS (AS OF 6/30/25) 36 Projects Awarded ~$240M Total Project Value (spanning 20 years) ~40% Contract Dollars from Data Centers in 2025 U.S. DATA CENTER MARKET ESTIMATES ($B) 6.4GW OF DATA CENTER CAPACITY UNDER CONSTRUCTION WITH 83% PRE-LEASED Total pipeline has surged to 46GW TRACK RECORD WITH INDUSTRY LEADERS Orion well-positioned to capture significant share CAGR: ~10.5% 2GW 1.6GW 1.4GW 5.9GW Orion’s expansion plan supports data center tailwinds in Texas and other Western states Source: Third-Party Research Report 16

Confidential Financial Overview

0 100 200 300 400 500 600 700 800 900 1000 Q122Q222Q322Q422Q123Q223Q323Q423Q124Q224Q324Q424Q125Q225 Marine Concrete New management joined Orion Recent Evolution of Backlog BACKLOG ($ in millions) SELECTED CONTRACT HIGHLIGHTS $21M Multi-Story Structural Contract in Texas (2025) $24M Costco Distribution Center- Phase 2 (2025) $450M Dry Dock Contract in Hawaii (2023) $114M Bridge Replacement Contract in Texas (2025) 18

$17 $23 $24 $42 2021 2022 2023 2024 2025E Adjusted EBITDA $44 Historical Annual Financial Summary ($ in millions) $601 $748 $712 $796 $825 2021 2022 2023 2024 2025E Revenue 2021 Guidance Midpoint 19 Guidance Midpoint • 2025 guidance midpoint signals continued growth • 2025 guidance represents 37% since 2021; 8% CAGR • 2025 guidance almost triples from 2021 and represents 27% CAGR from 2021

First Half 2025 Results ($ in millions) 1H 2025 1H 2024 Growth (YOY) Revenue $394M $353M +12% GAAP EPS ($0.01) ($0.39) -- Adjusted EBITDA $19M $10M +90% Adjusted EPS $0.07 ($0.23) -- Adjusted EBITDA Margin 4.9% 2.7% +220bps  First half 2025 results were driven by new awards in both our Marine and Concrete segments.  Marine segment opportunity driven by U.S. Navy deterrence strategy in the Pacific, port expansions and maintenance, coastal rehabilitation and energy infrastructure.  Concrete segment opportunity driven by data center demand and a healthy share of projects coming to market with an expanding base of clients. 20

Fiscal Year 2025 Guidance ($ in millions) 1. Average annual capex maintenance is ~$15 million. FY2025 Revenue $800M - $850M Adjusted EBITDA $42M - $46M Adjusted EPS $0.11 - $0.17 Capex $25M - $35M1 “In summary, we’ve delivered a strong quarter of revenue, EBITDA and EPS growth and are tracking nicely with our 2025 guidance. We have a healthy pipeline that spans multiple, enduring growth themes from robust public and private investments. And we have the right team to execute on the next phase of our strategy.” --Travis Boone, CEO of Orion, 7/29/25 21

Confidential Appendix

Non-GAAP Supplemental Information ($ in millions) Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) Three months ended Six Months Ended June 30, June 30, 2025 2024 2025 2024 Net income (loss) $ 841 $ (6,603) $ (573) $ (12,660) Income tax (benefit) expense (212) 617 (72) 265 Interest expense, net 2,827 3,338 4,968 6,695 Depreciation and amortization 5,231 5,970 10,634 11,990 EBITDA (1) 8,687 3,322 14,957 6,290 Share-based compensation 1,519 1,556 2,642 1,914 ERP implementation 225 613 830 1,299 Severance 547 19 577 81 Process improvement initiatives — — 138 — Adjusted EBITDA(2) $ 10,978 $ 5,510 $ 19,144 $ 9,584 Adjusted EBITDA margin(2) 5.3% 2.9% 4.9% 2.7% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, ERP implementation, severance and process improvement initiatives. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues. 23

Non-GAAP Supplemental Information ($ in millions) Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) 3Q2024 4Q2024 1Q2025 2Q2025 LTM Net income (loss) $ 4,262 $ 6,754 $ (1,414) $ 841 $ 10,443 Income tax expense (benefit) 82 1 140 (212) 11 Interest expense, net 3,544 2,935 2,141 2,827 11,447 Depreciation and amortization 5,568 5,207 5,403 5,231 21,409 EBITDA (1) 13,456 14,897 6,270 8,687 43,310 Share-based compensation 1,016 1,079 1,123 1,519 4,737 ERP implementation 342 488 605 225 1,660 Severance 4 19 30 547 600 Process improvement initiatives 393 589 138 — 1,120 Adjusted EBITDA(2) $ 15,211 $ 17,072 $ 8,166 $ 10,978 $ 51,427 Adjusted EBITDA margin(2) 6.7% 7.9% 4.3% 5.3% 6.1% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, ERP implementation, severance and process improvement initiatives. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues. 24

Non-GAAP Supplemental Information ($ in millions) Orion Group Holdings, Inc. and Subsidiaries Reconciliation of Adjusted Net Income (Loss) (In thousands except per share information) (Unaudited) Three months ended Six Months Ended June 30, June 30, 2025 2024 2025 2024 Net income (loss) $ 841 $ (6,603) $ (573) $ (12,660) Adjusting items and the tax effects: Share-based compensation 1,519 1,556 2,642 1,914 ERP implementation 225 613 830 1,299 Severance 547 19 577 81 Process improvement initiatives — — 138 — Tax rate of 23% applied to adjusting items (1) (527) (503) (963) (758) Total adjusting items and the tax effects 1,764 1,685 3,224 2,536 Federal and state tax valuation allowances 76 825 290 2,410 Adjusted net income (loss) $ 2,681 $ (4,093) $ 2,941 $ (7,714) Adjusted EPS $ 0.07 $ (0.12) $ 0.07 $ (0.23) (1) Items are taxed discretely using the Company's blended tax rate. 25

Non-GAAP Supplemental Information ($ in millions) Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) Marine Concrete Year ended Year ended December 31, December 31, 2024 2024 Operating income 2,318 9,203 Other income 242 115 Depreciation and amortization 18,693 4,072 EBITDA (1) 21,253 13,390 Share-based compensation 3,711 298 ERP implementation 1,393 736 Severance 104 — Process improvement initiatives 643 339 Adjusted EBITDA(2) $ 27,104 $ 14,763 Adjusted EBITDA margin (2) 5.2% 5.4% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, ERP implementation, severance and process improvement initiatives. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues. 26

Non-GAAP Supplemental Information

($ in millions)

Orion Group Holdings, Inc. and Subsidiaries
Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations
(In Thousands, Except Margin Data)
(Unaudited)

	Year Ending December 31, 2020	2021	2022	2023	2024
Net income (loss)	$ 20,220	$ (14,560)	$ (12,612)	$ (17,875)	$ (1,644)
Income tax expense	1,976	502	429	330	348
Interest expense, net	4,737	4,940	4,352	11,556	13,174
Depreciation and amortization	27,217	25,430	24,057	23,878	22,765
EBITDA (1)	54,150	16,312	16,226	17,889	34,643
Share-based compensation	1,998	2,401	2,754	2,042	4,009
Net gain on Port Lavaca South Yard property sale	—	—	—	(5,202)	—
ERP implementation	1,488	4,925	1,867	1,378	2,129
ISG initiative	369	—	—	—	—
Insurance recovery on disposal, net	(2,859)	—	—	—	—
Recovery on disputed receivable	(898)	—	—	—	—
Professional fees related to management transition	—	—	1,118	—	—
Severance	175	96	948	809	104
Intangible asset impairment loss	—	—	—	6,890	—
Process improvement initiatives	—	—	—	—	982
Net gain on Tampa property sale	—	(6,435)	—	—	—
Adjusted EBITDA(2)	$ 54,423	$ 17,299	$ 22,913	$ 23,806	$ 41,867
Adjusted EBITDA margin(2)	7.7 %	2.9 %	3.1 %	5.3 %	5.3 %

(1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization.

(2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, ISG initiative, insurance recovery on disposal net, professional fees related to management transition, severance, intangible impairment loss, process improvement initiatives and net gain on Tampa property sale. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

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Non-GAAP Supplemental Information ($ in millions) Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA, Unburdened Adjusted EBITDA and Unburdened Adjusted EBITDA Margin Reconciliations by Segment (In Thousands, Except Margin Data) (Unaudited) Three Months Ended June 30, 2025 Marine Concrete Operating income (loss) $ 6,230 $ (2,798) Other income 23 1 Depreciation and amortization 4,373 858 EBITDA (1) 10,626 (1,939) Share-based compensation 1,338 181 ERP implementation 145 80 Severance 547 — Adjusted EBITDA(2) 12,656 (1,678) Shared service allocation 5,473 5,263 Unburdened Adjusted EBITDA (3) 18,129 3,585 Unburdened Adjusted EBITDA margin (4) $ 13.4% $ 5.1% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, ERP implementation, and severance. (3) Unburdened Adjusted EBITDA is a non-GAAP measure calculated as Adjusted EBITDA for the relevant segment (shown above) less the segment’s share of shared service allocation. (4) Unburdened Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Unburdened Adjusted EBITDA by contract revenues. 28

Non-GAAP Supplemental Information ($ in millions) Orion Group Holdings, Inc. and Subsidiaries Guidance – Adjusted EBITDA Reconciliation (In Thousands) (Unaudited) Year Ending December 31, 2025 Low Estimate High Estimate Net (loss) income $ (2,226) $ 1,533 Income tax benefit (291) (50) Interest expense, net 9,815 9,815 Depreciation and amortization 25,613 25,613 EBITDA (1) 32,911 36,911 Share-based compensation 7,604 7,604 ERP implementation 1,485 1,485 Adjusted EBITDA (2) $ 42,000 $ 46,000 (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation and ERP implementation. Orion Group Holdings, Inc. and Subsidiaries Guidance – Adjusted EPS Reconciliation (In thousands except per share information) (Unaudited) Year Ending December 31, 2025 Low Estimate High Estimate Net (loss) income $ (2,226) $ 1,533 Adjusting items and the tax effects: Share-based compensation 7,604 7,604 ERP implementation 1,485 1,485 Tax rate of 23% applied to adjusting items (1) (2,090) (2,090) Total adjusting items and the tax effects 6,999 6,999 Federal and state tax valuation allowances (471) (1,632) Adjusted net income (2) $ 4,302 $ 6,900 Adjusted EPS (2) $ 0.11 $ 0.17 (1) Items are taxed discretely using the Company's blended tax rate. (2) Adjusted net income and Adjusted EPS are non-GAAP measures that represent net income adjusted for share-based compensation and ERP implementation. 29